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DSCR & LTV ANALYSIS     % OF POOL   WA-DSCR    INITIAL WA-LTV    MATURITY WA-LTV
--------------------    ---------   -------    --------------    ---------------
W/O Investment Grade      87.7%      1.57x         71.8%              60.2%
Top Ten Assets            44.0%      1.93x         66.5%              60.3%
W/O Top Ten Assets        56.0%      1.50x         72.6%              59.4%
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TRANSACTION ROLE        FIRM NAME                              WA-DSCR / WA-LTV
----------------        ---------                              ----------------
Originators             JPMorgan Chase Bank (53%)               1.85x / 67.3%
                        PNC Bank, N.A. (27%)                    1.46x / 74.3%
                        Merrill Lynch Inc. (20%)                1.58x / 71.1%
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